Exhibit 99.1

News Release
__________________________________________________________________________________
FOR IMMEDIATE RELEASE

Merck Media Contacts:                Investor Contacts:

Pam Eisele                        NewLink Genetics:     Jack Henneman
(267) 305-3558                                (515) 598-2561

Imraan Munshi                    Merck:         Justin Holko
(215) 652-0059                                (908) 740-1879

NewLink Genetics, Merck Collaboration to Manufacture Ebola Vaccine Candidate Supported by $30 Million Government Award
AMES, IA, and KENILWORTH, N.J., Dec. 22, 2014 - NewLink Genetics Corporation (NASDAQ: NLNK) and Merck (NYSE:MRK), known as MSD outside the United States and Canada, announced today that the Biomedical Advanced Research and Development Authority (BARDA) of the United States Department of Health and Human Services (HHS) has awarded NewLink Genetics’ wholly-owned subsidiary, BioProtection Systems, as the prime contractor in a $30 million contract to support the manufacturing and development activities of its investigational rVSV-EBOV (Ebola) vaccine candidate, including clinical development through a new 330-person Phase Ib study.

The vaccine candidate was initially developed by the Public Health Agency of Canada (PHAC), and is now being developed under an exclusive licensing and collaboration agreement between NewLink Genetics and Merck. The rVSV-EBOV (Ebola) vaccine candidate is currently being evaluated in Phase I clinical studies in humans.
"The current funding provided by BARDA is key to the rapid development of this Ebola vaccine candidate. These funds will support multiple facets of the accelerated Ebola vaccine program including the expansion of critical vaccine supplies and larger clinical studies," said Dr. Charles Link, CEO and Chief Scientific Officer of NewLink Genetics.
"Governments and industry are effectively collaborating in an unprecedented effort to accelerate the development of Ebola vaccine candidates," said Dr. Mark Feinberg, chief public health and science officer of Merck Vaccines. “If we can bring an efficacious and well-tolerated vaccine to the outbreak countries, we will not only help protect people at risk in the current crisis, but also may help reduce the likelihood of such tragic events in the future.”
Pending the results of Phase I trials underway, the US National Institutes of Health has announced plans to initiate, in early 2015, a large randomized, controlled Phase II/III study to evaluate the safety and efficacy of this and another investigational Ebola vaccine candidate.
About NewLink Genetics Corporation
NewLink is a biopharmaceutical company focused on discovering, developing and commercializing novel immuno-oncology products to improve treatment options for patients with cancer. NewLink's portfolio includes biologic and small molecule immunotherapy product candidates intended to treat a wide range

Exhibit 99.1

of oncology indications. NewLink's product candidates are designed to harness multiple components of the immune system to combat cancer without significant incremental toxicity, either as a monotherapy or in combination with other treatment regimens. For more information please visit http://www.linkp.com.
About BioProtection Systems Corporation
BioProtection Systems (BPS), a wholly-owned subsidiary of NewLink Genetics Corporation, is focused on the research, development and commercialization of vaccines. BPS is focused on control of emerging infectious diseases, including improvement of existing vaccines and providing rapid-response prophylactic and therapeutic treatment for pathogens most likely to enter the human population through pandemics or acts of bioterrorism. BPS is based on three core technologies that can be leveraged into the infectious disease or biodefense fields. The first technology is a replication-competent recombinant vesicular stomatitis virus, or rVSV, an advanced vaccine technology developed for the Marburg and Ebola viruses. The second is our HyperAcute® immunotherapy technology, which is currently focused on enhancing vaccines for influenza but can be adapted to a number of vaccines. The third technology is based on the yellow fever virus vaccine strain.
About Merck
Today's Merck is a global healthcare leader working to help the world be well. Merck is known as MSD outside the United States and Canada. Through our prescription medicines, vaccines, biologic therapies, and animal health products, we work with customers and operate in more than 140 countries to deliver innovative health solutions. We also demonstrate our commitment to increasing access to healthcare through far-reaching policies, programs and partnerships. For more information, visit www.merck.com and connect with us on Twitter, Facebook and YouTube.
About rVSV Vaccine Platform
This vaccine platform is based on attenuated strains of vesicular stomatitis virus, a common animal virus, that has been modified to express an Ebola virus protein and which is non-pathogenic in primates and mice. This vaccine was initially developed by the Public Health Agency of Canada (PHAC) with a significant portion of the funding coming from the CBRN Research and Technology Initiative, a federal program led by Defence Research and Development Canada, the research arm of Canada's Department of National Defence, which funded work at the PHAC's National Microbiological Laboratory resulting in the creation of the experimental vaccine, rVSV-ZEBOV-GP (BPSC1001). In 2010, PHAC signed a licensing arrangement with BioProtection Systems (BPS), a wholly-owned subsidiary of NewLink Genetics, as the sole licensee for these vaccines and the underlying technology.
NewLink Genetics Corporation Forward-Looking Statement
This press release contains forward-looking statements of NewLink that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release are forward-looking statements, within the meaning of The Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "target," "potential," "will," "could," "should," "seek," or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements regarding plans to develop and commercialize our product candidates and any other statements other than statements of historical fact. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that NewLink makes due to a number of important factors, including those risks discussed in "Risk Factors" and elsewhere in NewLink's Annual Report on Form 10-K for the period ended December 31, 2013, and subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this press release represent NewLink's views as of the date of this press release. NewLink anticipates that subsequent events and developments will cause its views to

Exhibit 99.1

change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink's views as of any date subsequent to the date of this press release.
Merck Forward-Looking Statement
This news release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of Merck’s management and are subject to significant risks and uncertainties. There can be no guarantees with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.
Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; Merck’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of Merck’s patents and other protections for innovative products; the exposure to litigation, including patent litigation, and/or regulatory actions.

Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Merck’s 2013 Annual Report on Form 10-K and the company’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov).

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